Exhibit 99.1

Contact:	Norman C. Chambers

Chairman, President and Chief Executive Officer

(281) 897-7788

NCI BUILDING SYSTEMS REPORTS HIGHER THIRD QUARTER RESULTS

—Operating Income Up 31.9% on 10% Sales Growth—

—Operating Margin Increased to 11.7%—

—Third Quarter Net Income Reached $31.9 million, or $1.63 per diluted share—

—Full Year Fiscal 2008 Earnings Guidance Increased to $3.85-$4.00 per diluted share—

HOUSTON (September 2, 2008) – NCI Building Systems, Inc. (NYSE: NCS) today announced financial results for the third quarter ended July 27, 2008.

Sales for the fiscal 2008 third quarter increased 10% to $477.6 million from the $434.1 million reported for last year’s third quarter. Operating income increased 31.9% to $55.7 million from $42.2 million, and operating margin reached 11.7%, an increase of 200 basis points from the 9.7% operating margin reported for last year’s third quarter. Net income for the 2008 third quarter was $31.9 million or $1.63 per diluted share, an increase of 49.5% from $21.3 million, or $1.02 per diluted share in the 2007 third quarter.

Norman C. Chambers, Chairman, President and Chief Executive Officer of NCI, commented, “In the third quarter, we continued to see solid demand for our diversified steel products and systems from industrial, institutional and agricultural customers. During this period of rising steel prices, we redoubled our commitment to work with customers to improve their ability to incorporate raw material cost increases into end product pricing, as well as to design-in efficiencies that reduce the total weight and cost of our manufactured buildings systems.”

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

“Increased profitability was driven by the exceptional performance of our Components and Coatings segments which benefited from favorable business and product mix and ongoing manufacturing and logistics improvements. Because of its comparatively longer sale-to-delivery cycle, our Buildings group experienced some operating margin contraction in the third quarter, resulting from rapidly rising steel costs. However, we continued to see reasonably good business demand from specific end markets and for more complex work, and we succeeded in bringing our plant utilization rates to near third quarter 2007 levels.”

Segment Performance

The Coatings group posted year-over-year and sequential revenue growth resulting from higher steel prices and the ongoing shift in business mix from toll processing to package sales. Operating income increased significantly, reflecting the tight supply/demand situation, favorable product mix and the benefits of higher intercompany sales related to the RCC acquisition.

The Components group reported significant year-over-year and sequential revenue growth and substantial operating leverage resulting from increased revenues, commercial discipline, operating efficiencies and the ongoing benefits of the RCC acquisition.

The Buildings group achieved double-digit revenue growth, both sequentially and compared to last year’s third quarter. Rapidly-rising steel prices cause mixed results in this segment, with certain customers accelerating orders to avoid potentially higher costs and others postponing or re-evaluating projects. Operating income did not keep pace with sales growth and margins narrowed to 10% in this year’s third quarter, reflecting the lag time in effecting steel price increases to work in backlog. Backlog for the Buildings group was $424 million at the end of the third quarter, modestly below prior quarter levels due in part to higher sales in the quarter.

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

Outlook

“Rising steel prices have caused a shift in our traditional quarterly seasonality this year, as we saw a number of our Components and Buildings group customers, in particular, accelerate orders to lock-in their costs,” Mr. Chambers said. “Therefore, while second half results will account for the historical 65% to 75% of NCI’s full year earnings, third quarter results are expected to be the strongest of the year.”

Based upon performance to date, quarter-end backlog and current bookings, the Company is increasing its guidance range for fiscal 2008 earnings per diluted share to $3.85 to $4.00 from its previous guidance range of $3.19 to $3.44. This equates to expected fourth quarter fiscal 2008 earnings per share of $1.06 to $1.21.

“We believe that NCI’s ability to produce exceptionally strong financial and operating results during a period of very tough economic and business conditions is attributable to a number of factors. First, we have succeeded in capturing business from those segments of our addressable market where demand is strong, such as mining, energy, manufacturing, schools and government buildings and agriculture. Additionally, we are optimally positioned in three complementary business segments to take advantage of market demand for a broad range of products and systems. Third, we are executing on key elements of our strategic plan and are already seeing the early benefits of implementing technological advances, manufacturing efficiencies and extending our hub-and-spoke delivery system across RCC,” Mr. Chambers noted.

NCI will provide an online, real-time webcast and rebroadcast of its conference call tomorrow to discuss this announcement. The live broadcast of this conference call will be available online at www.ncilp.com beginning at 10:30 a.m. (Eastern Time) on Wednesday, September 3, 2008. The online replay will be available at approximately 12:30 p.m. (Eastern Time) and continue for one week.

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

This release contains forward-looking statements concerning NCI’s business and operations and industry conditions, including among others industry trends, steel pricing, growth expectations and margin expansion. These statements and other statements identified by words such as “guidance,” “potential,” “expect,” “should” and similar expressions are forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause NCI’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are the possibility that the anticipated benefits from the RCC acquisition cannot be fully realized; the possibility that costs or difficulties related to the integration of the RCC operations into the Company’s operations will be greater than expected; industry cyclicality and seasonality; fluctuations in demand and prices for steel; the financial condition of NCI’s raw material suppliers; competitive activity and pricing pressure; ability to execute NCI’s acquisition strategy; and general economic conditions affecting the construction industry. Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 28, 2007, identifies other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. NCI expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations.

NCI Building Systems, Inc. is one of North America’s largest integrated manufacturers of metal products for the nonresidential building industry. The Company operates 43 manufacturing plants located in 18 states and Mexico, as well as sales and distribution facilities throughout the United States and Canada.

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

NCI BUILDING SYSTEMS, INC.

STATEMENTS OF INCOME

(Unaudited)

(In thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	July 27, 2008	July 29, 2007	July 27, 2008	July 29, 2007
Sales	$477,596	$434,081	$1,255,228	$1,161,494
Cost of sales	349,071	324,053	940,832	878,009

Gross profit	128,525	110,028	314,396	283,485
	26.9%	25.3%	25.0%	24.4%

Selling, general and administrative expenses	72,810	67,781	210,673	199,530

Income from operations	55,715	42,247	103,723	83,955

Interest income	157	7	917	233
Interest expense	(5,364)	(7,206)	(17,859)	(21,918)
Other income, net	808	125	1,022	804

Income before income taxes	51,316	35,173	87,803	63,074
Provision for income taxes	19,425	13,846	33,536	24,783

	37.9%	39.4%	38.2%	39.3%

Net income	$31,891	$21,327	$54,267	$38,291

Net income per share:
Basic	$1.65	$1.09	$2.81	$1.95
Diluted	$1.63	$1.02	$2.79	$1.82

Average shares outstanding:
Basic	19,363	19,655	19,308	19,661
Diluted	19,543	20,881	19,455	21,022

Depreciation/amortization expense	8,864	9,519	27,053	26,021

Increase in sales	10.0%		8.1%

Increase in diluted earnings per share	59.8%		53.3%

Gross profit percentage	26.9%	25.3%	25.0%	24.4%

Selling, general and administrative expenses percentage	15.2%	15.6%	16.7%	17.2%

Income from operations percentage	11.7%	9.7%	8.3%	7.2%

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

NCI BUILDING SYSTEMS, INC.

CONDENSED BALANCE SHEETS

(In thousands)

	July 27, 2008	October 28, 2007
	(Unaudited)
ASSETS
Cash and cash equivalents	$39,880	$75,054
Accounts receivable, net	166,073	158,967
Inventories	226,563	137,725
Deferred income taxes	24,200	23,439
Prepaid expenses and other	21,511	15,727

Total current assets	478,227	410,912

Property and equipment, net	252,075	261,994
Goodwill	616,400	616,400
Other assets	49,994	53,752

Total assets	$1,396,696	$1,343,058

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current portion of long-term debt	$920	$22,312
Note payable	1,297	—
Accounts payable	144,679	130,161
Accrued expenses	129,018	129,298

Total current liabilities	275,914	281,771

Long-term debt	473,710	474,725
Deferred income taxes	44,388	43,638
Other long-term liabilities	4,034	3,228
Shareholders’ equity	598,650	539,696

Total liabilities and shareholders' equity	$1,396,696	$1,343,058

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

NCI BUILDING SYSTEMS, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	For the Nine Months Ended
	July 27, 2008	July 29, 2007
Net cash provided by operating activities	$3,224	$42,725

Cash flows from investing activities:
Acquisitions, net of cash acquired	—	(18,859)
Capital expenditures	(17,922)	(33,440)
Other	6,342	(401)

Net cash used in investing activities	(11,580)	(52,700)

Cash flows from financing activities:
Payments on revolving line of credit	—	(90,500)
Borrowings on revolving line of credit	—	90,500
Payments on long-term debt	(22,407)	(710)
Payments on note payable	(2,595)	—
Proceeds from stock option exercises	489	3,787
Excess tax benefits from stock-based compensation arrangements	162	1,459
Payment of financing costs	(75)	(75)
Purchase of treasury stock	(2,224)	(12,286)

Net cash used in financing activities	(26,650)	(7,825)

Effect of exchange rate changes on cash and cash equivalents	(168)	216

Net decrease in cash	(35,174)	(17,584)

Cash at beginning of period	75,054	25,038

Cash at end of period	$39,880	$7,454

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

NCI Building Systems, Inc.

Business Segments

(Unaudited)

(In thousands)

	Three Months Ended		Three Months Ended		$ Inc/(Dec)	% Change
	July 27, 2008		July 29, 2007
Sales:		% of Total Sales		% of Total Sales
Metal coil coating	$90,732	19	$72,275	17	$18,457	25.5%
Metal components	214,774	45	193,140	44	21,634	11.2%
Engineered building systems	280,767	59	256,323	59	24,444	9.5%
Intersegment sales	(108,677)	(23)	(87,657)	(20)	(21,020)	24.0%

Total net sales	$477,596	100	$434,081	100	$43,515	10.0%

Operating income:		% of Sales		% of Sales
Metal coil coating	$11,360	13	$8,166	11	$3,194	39.1%
Metal components	34,044	16	16,852	9	17,192	102.0%
Engineered building systems	26,644	9	30,876	12	(4,232)	-13.7%
Corporate	(16,333)	—	(13,647)	—	(2,686)	19.7%

Total operating income (% of sales)	$55,715	12	$42,247	10	$13,468	31.9%

	Nine Months Ended July 27, 2008		Nine Months Ended July 29, 2007		$ Inc/(Dec)	% Change
Sales:		% of Total Sales		% of Total Sales
Metal coil coating	$233,178	19	$195,338	17	$37,840	19.4%
Metal components	546,146	44	511,257	44	34,889	6.8%
Engineered building systems	745,998	59	693,013	60	52,985	7.6%
Intersegment sales	(270,094)	(22)	(238,114)	(21)	(31,980)	13.4%

Total net sales	$1,255,228	100	$1,161,494	100	$93,734	8.1%

Operating income:		% of Sales		% of Sales
Metal coil coating	$20,760	9	$18,570	10	$2,190	11.8%
Metal components	62,869	12	38,060	7	24,809	65.2%
Engineered building systems	68,242	9	67,318	10	924	1.4%
Corporate	(48,148)	—	(39,993)	—	(8,155)	20.4%

Total operating income (% of sales)	$103,723	8	$83,955	7	$19,768	23.5%

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

NCI BUILDING SYSTEMS, INC.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

COMPUTATION OF EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,

AMORTIZATION AND OTHER NONCASH ITEMS ("ADJUSTED EBITDA")

(Unaudited)

(In thousands)

	Trailing 12 Months
	July 27, 2008	July 29, 2007
Net income	$79,704	$66,341
Add:
Provision for income taxes	49,850	41,926
Interest expense	24,539	28,978
Depreciation and amortization	35,716	34,074
Non-cash FAS 123(R)	10,076	7,427

Adjusted EBITDA (1)	$199,885	$178,746

(1)	The Company discloses adjusted EBITDA, which is a non-GAAP measure, because it is a widely accepted financial indicator in the metal construction industry of a company's profitability, ability to finance its operations, and meet its growth plans. This measure is also used by NCI internally to make acquisition and investment decisions. Adjusted EBITDA is calculated based on the terms contained in the Company's credit agreement at the respective dates presented herein. Results of operations of businesses acquired are included in this measure for periods subsequent to the acquisition and are not included on a pro forma basis. Adjusted EBITDA should not be considered in isolation or as a substitute for net income determined in accordance with generally accepted accounting principles in the United States.

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

NCI BUILDING SYSTEMS, INC.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

“ADJUSTED” EARNINGS PER SHARE COMPARISON

(Unaudited)

	Fiscal Three Months Ended
	July 27, 2008		July 29, 2007
Earnings per diluted share, GAAP basis	$1.63		$1.02
Effect of convertible notes	—	(1)	0.05	(1)

“Adjusted” diluted earnings per share (A)	$1.63		$1.07

	Fiscal Nine Months Ended
	July 27, 2008		July 29, 2007
Earnings per diluted share, GAAP basis	$2.79		$1.82
Effect of convertible notes	—	(1)	0.10	(1)

“Adjusted” diluted earnings per share (A)	$2.79		$1.92

(A)	The Company discloses a tabular comparison of “Adjusted” earnings per diluted share, which is a non-GAAP measure because it is referred to in the text of our press releases and is instrumental in comparing the results from period to period. “Adjusted” earnings per share should not be considered in isolation or as a substitute for earnings per share as reported on the face of our statement of income.

(1)	Dilutive impact for the three months ended July 29, 2007 of 926,055 shares and for the nine months ended July 29, 2007 of 1,046,274 shares of the Company's convertible notes as if they were converted during the period.

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675

NCI Building Systems Reports Third-Quarter Results

September 2, 2008

NCI Building Systems, Inc.

Reconciliation of Segment Sales to Third Party Segment Sales (Internal Information)

(Unaudited)

(In thousands)

	3rd Qtr 2008		3rd Qtr 2007		Inc/(Dec)	% Change	YTD 3rd Qtr 2008		YTD 3rd Qtr 2007		Inc/(Dec)	% Change
Metal Coil Coating
Total Sales	90,732	15%	72,275	14%	18,457	26%	233,178	15%	195,338	14%	37,840	19%
Intersegment	(62,842)		(49,013)		(13,829)	28%	(158,618)		(134,820)		(23,798)	18%

Third Party Sales	27,890	6%	23,262	6%	4,628	20%	74,560	6%	60,518	5%	14,042	23%

Operating Income	11,360	41%	8,166	35%	3,194	39%	20,760	28%	18,570	31%	2,190	12%

Metal Components
Total	214,774	37%	193,140	37%	21,634	11%	546,146	36%	511,257	37%	34,889	7%
Intersegment	(34,367)		(26,849)		(7,518)	28%	(82,202)		(73,063)		(9,139)	13%

Third Party Sales	180,407	38%	166,291	38%	14,116	8%	463,944	37%	438,194	38%	25,750	6%

Operating Income	34,044	19%	16,852	10%	17,192	102%	62,869	14%	38,060	9%	24,809	65%

Engineered Building Systems
Total	280,767	48%	256,323	49%	24,444	10%	745,998	49%	693,013	49%	52,985	8%
Intersegment	(11,468)		(11,795)		327	-3%	(29,274)		(30,231)		957	-3%

Third Party Sales	269,299	56%	244,528	56%	24,771	10%	716,724	57%	662,782	57%	53,942	8%

Operating Income	26,644	10%	30,876	13%	(4,232)	-14%	68,242	10%	67,318	10%	924	1%

Consolidated
Total	586,273	100%	521,738	100%	64,535	12%	1,525,322	100%	1,399,608	100%	125,714	9%
Intersegment	(108,677)		(87,657)		(21,020)	24%	(270,094)		(238,114)		(31,980)	13%

Third Party Sales	477,596	100%	434,081	100%	43,515	10%	1,255,228	100%	1,161,494	100%	93,734	8%

Operating Income	55,715	12%	42,247	10%	13,468	32%	103,723	8%	83,955	7%	19,768	24%

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10943 N. Sam Houston Parkway W. • Houston, Texas 77064

P.O. Box 692055 • Houston, Texas 77269-2055 • Telephone: (281) 897-7788 • Fax: (281) 477-9675